Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Volcan Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sholom Feldman, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2009	By:	/s/ SHOLOM FELDMAN
Sholom Feldman
Treasurer and Secretary
(Principal Financial Officer)